SECURITIES ACT FILE NO. 333-02265

             PILGRIM INTERNATIONAL EQUITY AND PRECIOUS METALS FUNDS

                       SUPPLEMENT DATED DECEMBER 19, 2001
   TO THE CLASSES A, B, C AND M INTERNATIONAL EQUITY AND PRECIOUS METALS FUNDS
                         PROSPECTUS DATED MARCH 1, 2001

         ADDITIONS TO THE PORTFOLIO MANAGERS FOR ING PILGRIM RUSSIA FUND

The information contained under "Management of the Funds -- Russia Fund" on page 52 of the Prospectus is supplemented to reflect Philip A. Schwartz and Richard
T. Saler, Senior Vice Presidents, in the management of the ING Pilgrim Russia Fund, as follows:

Philip A. Schwartz, Senior Vice President and Director of International Equity Investment Strategy of ING Pilgrim has served as part of the oversight team in the management of the ING Pilgrim Russia Fund since January 2001. Prior to joining ING Pilgrim Investments, LLC (ING Pilgrim) in July 2000, Mr. Schwartz was Senior Vice President and Director of International Equity Investment Strategy at Lexington Management Corporation (Lexington) (which was acquired by ING Pilgrim's parent company in July 2000). Prior to 1993, Mr. Schwartz was a Vice President of European Research Sales with Cheuvreux de Virieu in Paris and New York.

Richard T. Saler, Senior Vice President and Director of International Equity Investment Strategy of ING Pilgrim has served as part of the oversight team in the management of the ING Pilgrim Russia Fund since January 2001. From 1986 until July 2000, he was Senior Vice President and Director of International Equity Investment Strategy at Lexington Management Corporation (Lexington) (which was acquired by ING Pilgrim's parent company in July 2000).

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.